UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2011

Saba Software, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34372	94-3267638
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2400 Bridge Parkway, Redwood Shores, California	94065-1166
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (650) 581-2500

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On January 6, 2011, Saba Software, Inc., a Delaware corporation (the “Company”), issued a press release announcing the Company’s financial results for the quarter ended November 30, 2010. A copy of the Company’s press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information in Item 2.02 of this Form 8-K and Exhibit 99.1 are furnished to, but not filed with, the Securities and Exchange Commission. The information contained in Item 2.02 of this Form 8-K and in Exhibit 99.1 shall not be incorporated by reference to any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.

Item 8.01.	OTHER EVENTS.

On January 6, 2011, the Company issued a press release announcing that its Board of Directors had authorized the use of up to an additional $5 million for the repurchase of shares of the Company’s common stock. After this increase, the remaining amount available under the Company’s stock repurchase program is $8.2 million. Depending on market conditions, shares may be repurchased from time to time at prevailing market prices through open market or privately negotiated transactions. No date was established for the completion of the share repurchase program. The Company is not obligated to purchase any shares. Subject to applicable corporate securities laws, repurchases may be made at such times and in such amounts as the Company’s management deems appropriate. Purchases under the program can be discontinued at any time management feels additional purchases are not warranted. The Company will finance the repurchase with funds from operations.

A press release issued by the Company announcing the increase in the share repurchase program is filed herewith as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

99.1	Press Release of Saba Software, Inc., dated January 6, 2011, announcing financial results for the quarter ended November 30, 2010.

99.2	Press Release of Saba Software, Inc., dated January 6, 2011, announcing an increase to the Company’s stock repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saba Software, Inc. (Registrant)
Date: January 6, 2011	/S/ WILLIAM SLATER
(Signature)
William Slater
Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Saba Software, Inc., dated January 6, 2011, announcing financial results for the quarter ended November 30, 2010.

99.2	Press Release of Saba Software, Inc., dated January 6, 2011, announcing an increase to the Company’s stock repurchase program.